Exhibit 10.24
Dated         January 2017
EIRINI SHIPPING LTD
ELENI SHIPPING LIMITED
as join and several Borrowers

and

EUROSEAS LTD
as Guarantor

and

PANTELIS SHIPPING CORP.
JOANNA MARITIME LTD
as Collateral Owners

and
HSBC BANK PLC
as Lender

THIRD SUPPLEMENTAL AGREEMENT
relating to
 a loan agreement dated 25 June 2014
in respect of a term loan facility
of (originally) up to $16,500,000

Index

Clause		Page

1	Definitions	2
2	Representations and Warranties	3
3	Agreement of the Lender	4
4	Conditions	4
5	Variations to Loan Agreement and Security Documents	6
6	Release of Eleni	8
7	Costs and Expenses	8
8	Communications	8
9	Supplemental	8
10	Law and Jurisdiction	8
Execution Page		10

THIS THIRD SUPPLEMENTAL AGREEMENT is dated            January 2017 and made between
PARTIES
(1)	EIRINI SHIPPING LTD, a corporation incorporated under the laws of the Republic of Liberia, having its registered address at 80 Broad Street, Monrovia, Liberia ("Eirini");
(2)
ELENI SHIPPING LIMITED, a corporation incorporated under the laws of the Republic of Liberia, having its registered address at 80 Broad Street, Monrovia, Liberia ("Eleni" and together with Eirini, the "Borrowers" and each a "Borrower");

(3)
EUROSEAS LTD, a corporation incorporated under the laws of the Republic of the Marshall Islands with its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (the "Guarantor");

(4)	PANTELIS SHIPPING CORP., a corporation incorporated under the laws of the Republic of Liberia, with registered address at 80 Broad Street, Monrovia, Republic of Liberia ( "Pantelis");
(5)	JOANNA MARITIME LTD ("Joanna"), a corporation incorporated under the laws of the Republic of Liberia, having its registered address at 80 Broad Street, Monrovia, Liberia ("Joanna"); and
(6)	HSBC BANK plc, a company incorporated under the laws of England whose registered office is at 8 Canada Square, London, E14 5HQ, United Kingdom (as "Lender").
BACKGROUND
(A)
By a loan agreement dated 25 June 2014 (as amended by a supplemental agreement dated 12 November 2015 and a second supplemental agreement dated         September 2016 and as from time to time amended or supplemented, the "Loan Agreement") and made between (i) the Borrowers and (ii) the Lender, the Lender agreed to make available to the Borrowers a term loan facility of up to (originally) $16,400,000 on the terms and conditions contained therein secured on the Liberian flag vessels "EIRINI P" and "ELENI P".  The principal amount of the Loan currently outstanding is $11,600,000.

(B)
By a guarantee dated 25 June 2014 (the "Euroseas Guarantee") and made between (i) the Guarantor and (ii) the Lender, the Guarantor guaranteed the Borrowers' obligations under the Loan Agreement and the other Security Documents (as defined in the Loan Agreement).

(C)
By a guarantee dated 12 November 2015 (the "Pantelis Guarantee") and made between (i) Pantelis and (ii) the Lender, Pantelis guaranteed the Borrowers' obligations under the Loan Agreement and the other Security Documents (as defined in the Loan Agreement);

(D)
By a guarantee dated 12 November 2015 (the "Joanna Guarantee") and made between (i) Joanna and (ii) the Lender, Joanna guaranteed the Borrowers' obligations under the Loan Agreement and the other Security Documents (as defined in the Loan Agreement).

(E)	The Borrowers, the Guarantor and the Collateral Owners have requested (the "Request") that the Lender agrees to:
(i)	the sale of m.v. "ELENI P";
(ii)	the release of Eleni from the Loan Agreement and Security Documents; and
(iii)	replace m.v. "ELENI P" with m.v. "TASOS" instead of making the prepayment required under paragraph 10.01.03 of the Loan Agreement.

(F)	The Lender's consent to the Request referred to in Recital (E) above is subject to:
(i)	the addition of Areti Shipping Ltd (the "Areti Collateral Owner") as a Collateral Owner (as defined in the Loan Agreement); and
(ii)
the Areti Collateral Owner executing in favour of the Lender a guarantee to secure the Borrowers' obligations (the "New Guarantee") and as security for Areti Collateral Owner's obligations under the New Guarantee:

(A)	a first priority Cypriot ship mortgage and a deed of covenant collateral thereto (the "Tasos Mortgage"), relating to m.v. ""TASOS", the "Tasos Collateral Vessel"); and
(B)	a first priority assignment of the Earnings, any Charter and the Requisition Compensation (as such terms are defined therein) in respect of the Tasos Collateral Vessel (the "Tasos Assignment").
(G)	This Supplemental Agreement sets out the terms and conditions on which the Lender agrees to:
(i)	the Request; and
(ii)	the consequential amendments to the Loan Agreement and the other Security Documents.
OPERATIVE PROVISIONS
NOW THEREFORE IT IS HEREBY AGREED
1	DEFINITIONS
1.1	Defined Expressions
Words and expressions defined in the Loan Agreement (as hereby amended) and the recitals hereto and not otherwise defined herein shall have the same meanings when used in this Supplemental Agreement.
1.2	Definitions
In this Supplemental Agreement the words and expressions specified below shall have the meanings attributed to them below:
"Areti Collateral Owner" means Areti Shipping Ltd, a corporation incorporated under the laws of the Republic of the Marshall Islands with its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960;
"Collateral Owner" means each of Joanna, Pantelis and the Areti Collateral Owner, and in the plural, means all of them;
"Guarantee" means each of the Euroseas Guarantee, the Joanna Guarantee, the Pantelis Guarantee and the New Guarantee, and in the plural, means all of them;
"Effective Date" means the date on which the conditions precedent in Clause 4 are satisfied;
"New Guarantee" means the guarantee and indemnity to be executed by Areti in favour of the Lender, in such form and containing such terms and conditions as the Lender may require;

"Tasos Assignment" means a first priority assignment of the Earnings, any Charter and the Requisition Compensation (as such terms are defined therein) in respect of the Tasos Collateral Vessel, to be executed by the Areti Collateral Owner in favour of the Lender;
"Tasos Collateral Documents" means together the New Guarantee, the Tasos Mortgage, the the Tasos Assignment and the Tasos Manager's Undertaking.
"Tasos Manager's Undertaking" means the manager's undertaking in respect of the Tasos Collateral Vessel to be executed by the Manager in favour of the Lender, in such form and containing the terms and conditions as the Lender shall require;
"Tasos Mortgage" means, in relation to the Tasos Collateral Vessel, a first priority Cypriot ship mortgage and a collateral deed of covenant thereto, to be executed by the Areti Collateral Owner in favour of the Lender; and
"Tasos Collateral Vessel" means the bulk carrier currently named "TASOS" with IMO no. 9180906, registered in the ownership of the Areti Collateral Owner under the Cyprus flag and everything now or in the future belonging to her on board and ashore.
1.3	Application of construction and interpretation provisions of Loan Agreement
Clauses 2.01 to 2.03 of the Loan Agreement apply, with any necessary modifications, to this Supplemental Agreement.
2	REPRESENTATIONS AND WARRANTIES
2.1	Repetition of Loan Agreement representations
Each Borrower hereby represents to the Lender, as at the date of this Supplemental Agreement, that the representations and warranties set forth in clause 17 of the Loan Agreement (updated mutatis mutandis to the date of this Supplemental Agreement), are true and correct as if all references therein to "this Agreement" were references to the Loan Agreement as further amended by this Supplemental Agreement.
2.2	Repetition of Guarantee representations
Each Collateral Owner and the Guarantor hereby represents to the Lender, as at the date of this Supplemental Agreement, that the representations and warranties set forth in clause 3 of each Guarantee to which it is a party (updated mutatis mutandis to the date of this Supplemental Agreement), are true and correct as if all references therein to "this Guarantee" were references to the relevant Guarantee as further amended by this Supplemental Agreement.
2.3	Further representations and warranties
Each of the Borrowers, the Guarantor and each Collateral Owner hereby further represents and warrants to the Lender that as at the date of this Supplemental Agreement:
(a)
it is duly incorporated and validly existing and in good standing under the laws of Liberia (and in the case of the Guarantor and the Areti Collateral Owner, the Marshall Islands), and has full power to enter into and perform its obligations under this Supplemental Agreement and has complied with all statutory and other requirements relative to its business, and does not have an established place of business in any part of the United Kingdom or the United States of America (for the avoidance of doubt, the Guarantor is listed in the Nasdaq Capital Market);

(b)
all necessary governmental or other official consents, authorisations, approvals, licences, consents or waivers for the execution, delivery, performance, validity and/or enforceability of this Supplemental Agreement and all other documents to be executed in connection with the amendments to the Loan Agreement, the Guarantees and the other Security Documents as contemplated hereby have been obtained and will be maintained in full force and effect, from the date of this Supplemental Agreement and so long as any moneys are owing under any of the Security Documents and while all or any part of the Facilities remains outstanding;

(c)
it has taken all necessary corporate and other action to authorise the execution, delivery and performance of its obligations under this Supplemental Agreement and such other documents to which it is a party and such documents do or will upon execution thereof constitute its valid and binding obligations enforceable in accordance with their respective terms;

(d)
the execution, delivery and performance of this Supplemental Agreement and all such other documents as contemplated hereby does not and will not, from the date of this Supplemental Agreement and so long as any moneys are owing under any of the Security Documents and while all or any part of the Loan remains outstanding, constitute a breach of any contractual restriction or any existing applicable law, regulation, consent or authorisation binding on the Borrowers, the Guarantor and the Collateral Owners or on any of  respective property or assets and will not result in the creation or imposition of any security interest, lien, charge or encumbrance (other than under the Security Documents as contemplated hereby) on any of such property or assets; and

(e)
it has fully disclosed in writing to the lender all facts which it knows or which it should reasonably know and which are material for disclosure to the Lender in the context of this Supplemental Agreement and all information furnished by the Borrowers, the Guarantor and the Collateral Owners on behalf of each of them relating to their business and affairs in connection with this Supplemental Agreement was and remains true, correct and complete in all material respects at the date provided and there are no other material facts or considerations the omission of which would render any such information misleading at the date provided.

3	AGREEMENT OF THE LENDER
3.1	Agreement of the Lender
The Lender, relying upon each of the representations and warranties set out in Clauses 2.1, 2.2 and 2.3 of this Supplemental Agreement, hereby agrees with the Borrowers, the Guarantor and the Collateral Owners, subject to and upon the terms and conditions of this Supplemental Agreement and in particular, but without limitation, subject to the fulfilment of the conditions precedent set out in Clause 4, to:
(a)	the Request; and
(b)	the amendments/variations to the Loan Agreement and the other Security Documents referred to in Clause 5.
3.2	Effect of Lender's Agreement
The agreement of the Lender contained in Clause 1 shall have effect on and from the Effective Date.
4	CONDITIONS
4.1	Conditions precedent
The agreement of the Lender contained in Clause 3.1 of this Supplemental Agreement shall all be expressly subject to the condition that the Lender shall have received in form and substance satisfactory to it and its legal advisers on or before the Effective Date:
(a)
a duly executed original of this Supplemental Agreement and of each Tasos Collateral Documents (and of each document required to be delivered under each Tasos Collateral Document) duly executed by the parties thereto;

(b)	copies of the certificate of incorporation and constitutional documents of the Areti Collateral Owner;
(c)
copies of resolutions of the directors of each Borrower, the Guarantor and the Collateral Owners, authorising the execution of this Supplemental Agreement and, in the case of the Areti Collateral Owner, also copies of resolutions of its shareholders, authorising, the execution of each of the Tasos Collateral Documents to which the Areti Collateral Owner is a party, and authorising named attorneys to give any notices thereunder;

(d)	the original of the power of attorney issued by each Borrower, each Collateral Owner or the Guarantor pursuant to such resolutions aforesaid in paragraph (a) above;
(e)	copies of all consents which the Areti Collateral Owner requires to enter into, or make any payment under, any Tasos Collateral Document;
(f)	documentary evidence that:
(i)	the Tasos Collateral Vessel is in the absolute and unencumbered ownership of the Areti Collateral Owner save as contemplated by the Tasos Collateral Documents;
(ii)
the Tasos Collateral Vessel maintains the highest class available for vessels of the same type, age and specification as the Tasos Collateral Vessel with a classification society acceptable to the Lender free of all recommendations and conditions of such classification society not complied with in accordance with their terms;

(iii)	the Tasos Mortgage has been duly registered against the Tasos Collateral Vessel as a valid first priority ship mortgage in accordance with the laws of Cyprus; and
(iv)	the Tasos Collateral Vessel is insured in accordance with the provisions of the New Guarantee and all requirements therein in respect of insurances have been complied with;
(g)	documents establishing that the Tasos Collateral Vessel will, as from the date of this Agreement, be managed by the Manager on terms acceptable to the Lender, together with:
(i)	the Tasos Manager's Undertaking duly signed by the Manager;
(ii)
copies of the document of compliance (DOC) and safety management certificate (SMC) in respect of the Tasos Collateral Vessel certified as true and in effect by the Areti Collateral Owner and the Manager; and

(iii)	a copy of the International Ship Security Certificate in respect of the Collateral Ship certified as true and in effect by the Areti Collateral Owner and the Manager;
(h)
favourable legal opinions from lawyers appointed by the Lender on such matters concerning the laws of Liberia, Cyprus, the Marshall Islands and such other relevant jurisdictions as the Lender may require; and

(i)
evidence that the agent referred to in clause 37.04 of the Loan Agreement (as amended and supplemented by this Supplemental Agreement) has accepted its appointment as agent for service of process under this Supplemental Agreement.

5	VARIATIONS TO LOAN AGREEMENT AND SECURITY DOCUMENTS
5.1	Specific amendments to Loan Agreement
In consideration of the agreement of the Lender contained in Clause 3.1 of this Supplemental Agreement, each of the Borrowers and the Guarantors hereby agrees with the Lender that upon satisfaction of the conditions referred to in Clause 4.1, the provisions of the Loan Agreement shall be varied and/or amended and/or supplemented with effect on and from the Effective Date as follows:
(a)
by deleting the definitions of  "Collateral Vessels", "Collateral Owners",  "Collateral Mortgages", "Earnings Account" and "Earnings Account Charges"   from clause 2.01 thereof and replacing them with the following:

""Collateral Mortgages" means the mortgages in respect of the Collateral Vessels to be granted or to be granted by the relevant Collateral Owner in favour of the Lender, in such form and containing such terms and conditions as the Lender shall require and "Collateral Mortgage" means any one of them;"
"Collateral Owners" means the Joanna Collateral Owner, the Pantelis Collateral Owner and the Areti Collateral Owner and "Collateral Owner" means any one of them;
"Collateral Vessels" means Joanna Collateral Vessel, the Pantelis Collateral Vessel and the Tasos Collateral Vessel and "Collateral Vessel" mean any one of them;
""Earnings Account" means the Eirini Earnings Account.
"Earnings Account Charge" means the Eirini Earnings Account Charge.
(b)	by adding in clause 2.01 thereof the following definitions:
"Areti Collateral Owner" means Areti Shipping Ltd, a corporation incorporated under the laws of the Republic of the Marshall Islands with its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960;
"Tasos Collateral Vessel" means the bulk carrier currently named "TASOS" with IMO no. 9180906, currently registered in the ownership of the Areti Collateral Owner under the Cypriot flag and everything now or in the future belonging to her on board and ashore;"
(c)	by deleting paragraph 10.01.03 in its entirety and replacing it with the following:

"10.01.03   in the case the Mortgage on a Ship is discharged (other than in the circumstances referred to in paragraph 10.01.01 above and where the Borrowers and the other Security Parties have discharged all their obligations, whether actual or contingent, under this Agreement and the other Finance Documents), on or before the date on which the relevant Mortgage is discharged.

and in this Clause 10.01 "relevant proportion" means, without prejudice to the provisions of Clause 23, an amount that would reduce the Indebtedness to (a) sixty per cent (60%) of Market Value of the Eirini Ship in case of sale or Total Loss or discharge of the Mortgage of the Tasos Collateral Vessel or (b) thirty per cent (30%) of the Market Value of the Tasos Collateral Vessel in case of sale or Total Loss or discharge of the Mortgage of the Eirini Ship  Provided that:
(i)	in the case of sale or Total Loss of the Eleni Ship, no prepayment will be required if replaced with the Tasos Collateral Vessel;

(ii)
in the case a Collateral Vessel (other than the Tasos Collateral Vessel) is sold or becomes a Total Loss, "relevant proportion" means an amount which results (following such prepayment) in the Security Value being equal to the percentage which existed immediately prior to such sale or Total Loss (taking into account the sale or the insurance proceeds of the Collateral Vessel concerned); and

(iii)
if, at any time, only the Eirini Ship or only the Tasos Collateral Vessel is subject to a Mortgage and that Ship is sold or becomes a Total Loss or the Mortgage on that Ship is discharged, the term "relevant proportion" shall be construed to mean an amount which is sufficient to repay the Indebtedness in full."

(d)
all references to the term "Ship" in the Loan Agreement (other than in respect of the definitions of "General Assignment", "Manager's Undertakings" and "Mortgage" in Clause 2.1 of the Loan Agreement and in Clauses 1.1.2, 3.1.1.2, 10, 19, 20.37, 21, 24.1.25 and 27.01 of the Loan Agreement) shall be read and construed to include the Tasos Collateral Vessel and all references to the Borrowers in such clauses shall also refer to the Areti Collateral Owner (as the context may require);

(e)
by construing all references therein to "this Agreement" where the context admits as being references to "this Agreement as the same is amended and supplemented by this Supplemental Agreement and as the same may from time to time be further supplemented and/or amended";

(f)
by construing all references in the Loan Agreement and the Finance Documents to "the Borrowers", "each Borrower", "either Borrower" or "a Borrower" as references to the Borrower, being Eirini Shipping Ltd only.

(g)	by construing references to each of the Security Documents as being references to each such document as it is from time to time supplemented and/or amended;
5.2	Amendments to Security Documents
With effect on and from the Effective Date each of the Security Documents (other than the Loan Agreement) shall be, and shall be deemed by this Supplemental Agreement to have been, amended as follows:
(a)
the definition of, and references throughout each of the Security Documents to, the Loan Agreement and any of the other Security Documents shall be construed as if the same referred to the Loan Agreement and those Security Documents as amended and supplemented by this Supplemental Agreement; and

(b)
by construing references throughout each of the Security Documents to "this Agreement", "this Deed", "hereunder" and other like expressions as if the same referred to such Security Documents as amended and supplemented by this Supplemental Agreement.

5.3	Security Documents to remain in full force and effect
The Security Documents shall remain in full force and effect and the security constituted by any Security Document shall continue and remain valid and enforceable as amended and supplemented by:
(a)	the amendments to the Security Documents contained or referred to in Clauses 5.1, 5.2, 5.3; and
(b)	such further or consequential modifications as may be necessary to make the same consistent with, and to give full effect to, the terms of this Supplemental Agreement.

6	RELEASE OF ELENI
6.1	Release of Encumbrances
The Lender releases all Encumbrances created in its favour by Eleni under the Security Documents to which Eleni is a party.
6.2	Release of obligations
The Lender releases Eleni from all its obligations under the Security Documents to which Eleni is a party.
6.3	Existing Borrowers' and Guarantors' confirmation
Each of the Borrowers (other than Eleni), the Guarantor and the Collateral Owners confirm that all of its obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the release of Eleni from its obligations under the other Security Documents to which it is a party.
7	COSTS AND EXPENSES
7.1	Costs and expenses
The provisions of clause 28 ( Expenses) of the Loan Agreement shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary amendments.
8	COMMUNICATIONS
8.1	General
The provisions of clause 39 (notices) of the Loan Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary modifications.
9	SUPPLEMENTAL
9.1	Counterparts
This Supplemental Agreement may be executed in any number of counterparts.
9.2	Third Party rights
A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Second Supplemental Agreement.
10	LAW AND JURISDICTION
10.1	Governing law
This Supplemental Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.
10.2	Incorporation of the Loan Agreement provisions
The provisions of Clause 41 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Supplemental Agreement, shall apply to this Supplemental Agreement as if they were expressly incorporated in this Supplemental Agreement with any necessary medications.
This Supplemental Agreement has been duly executed by or on behalf of the parties and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

EXECUTION PAGE

BORROWERS
SIGNED by	)
for and on behalf of	)
EIRINI SHIPPING LTD	)
in the presence of:	)

SIGNED by	)
for and on behalf of	)
ELENI SHIPPING LIMITED	)
in the presence of:	)

COLLATERAL OWNERS

SIGNED by	)
for and on behalf of	)
JOANNA MARITIME LTD	)
in the presence of:	)

SIGNED by	)
for and on behalf of	)
PANTELIS SHIPPING CORP.	)
in the presence of:	)

GUARANTOR

SIGNED by	)
for and on behalf of	)
EUROSEAS LTD	)
in the presence of:	)

LENDER
SIGNED by	)
for and on behalf of	)
HSBC BANK PLC	)
)
in the presence of:	)